NUVEEN INTERNATIONAL GROWTH FUND

SUPPLEMENT DATED OCTOBER 4, 2022

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED DECEMBER 1, 2021

At a special meeting held on October 3, 2022, shareholders of Nuveen International Growth Fund (the “Fund”) approved the reorganization of the Fund into TIAA-CREF International Opportunities Fund. The reorganization is scheduled to take place after the close of business on October 28, 2022.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-IGFP-1022P